United States

Securities and Exchange Commission

Washington, DC 20549

SCHEDULE 14A INFORMATION Proxy Statement Pursuant to

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Senmiao Technology Limited
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SENMIAO TECHNOLOGY LIMITED

16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone

Chengdu, Sichuan, People’s Republic of China 610000

October 16, 2019

Dear Stockholders:

On behalf of the Board of Directors of Senmiao Technology Limited (the “Company”), I cordially invite you to the 2019 Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at 9 p.m., Eastern Time, on Thursday, December 12, 2019 at the Company’s offices at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000.

Details about the Meeting, nominees for election to the Board of Directors and other matters to be acted on at the Meeting are presented in the Notice of Annual Meeting and proxy statement that follow. We will begin distributing a Notice of Internet Availability of Proxy Materials, the proxy statement for the Meeting and our Annual Report on Form 10-K, and proxy card/voting instruction form, as applicable, to stockholders on or about October 29, 2019.

Your vote is important — please date, sign and return your proxy card in the enclosed envelope or vote online or by telephone as soon as possible to ensure that your shares will be represented and voted at the Meeting even if you cannot attend. If you attend the Meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

If you have any questions regarding this material, please do not hesitate to call me at +86 28 61554399.

Sincerely yours,

Xi Wen
Chairman and Chief Executive Officer,
President and Secretary

SENMIAO TECHNOLOGY LIMITED

16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone

Chengdu, Sichuan, People’s Republic of China 610000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, DECEMBER 12, 2018

The 2019 Annual Meeting of Stockholders (the “Meeting”) of Senmiao Technology Limited (the “Company”) will be held at 9 p.m., Eastern Time, on Thursday, December 12, 2018, at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000, for the following purposes:

1.	To elect five directors to serve until the 2020 annual meeting of stockholders, or until their successors are elected and qualified or until heir earlier deaths, resignations or removals;

2.	To ratify the appointment of Friedman LLP as the Company’s registered public accounting firm for the fiscal year ending March 31, 2020;

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on October 15, 2019 as the record date for the Meeting and only holders of shares of common stock of record at that time will be entitled to notice of and to vote at the Meeting or any adjournment or adjournments thereof. Stockholders are cordially invited to attend the Meeting in person.

Whether or not you expect to attend the meeting, please read the proxy materials for the Meeting and complete the enclosed proxy card and promptly mail it in the enclosed envelope or vote online or by telephone in order to assure representation of your shares at the Meeting. If you hold your shares through a brokerage firm, you may cast your vote by visiting www.proxyvote.com. If you are a registered stockholder, you may cast your vote by visiting www.voteproxy.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON DECEMBER 12, 2019: The Company’s Proxy Statement for the Meeting and the Annual Report on Form 10-K for the fiscal year ended March 31, 2019 are available at http://www.proxyvote.com.

BY ORDER OF THE BOARD OF DIRECTORS,

Xi Wen
Chairman and Chief Executive Officer,
President and Secretary

October 16, 2019

SENMIAO TECHNOLOGY LIMITED

16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone

Chengdu, Sichuan, China 610000

+86 28 61554399

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, DECEMBER 12, 2018

These proxy materials are being made available to you electronically or, if you have requested, printed versions of these materials, have been delivered to you by mail in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Senmiao Technology Limited (the “Company,” “we,” “us” or “our” or similar terminology), a Nevada corporation, for our 2019 Annual Meeting of Stockholders (the “Meeting”) to be held at 9 p.m. Eastern Time, on Tuesday, December 12, 2019, at our offices located at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

What are proxy materials?

A proxy statement is a document which includes information that we are required to provide to you under the Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares (your “shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at the Meeting. The proxy materials include our proxy statement for the Annual Meeting (this “Proxy Statement”), our Annual Report on Form 10-K for the fiscal year ended March 31, 2019) (“Annual Report”), and the proxy card or a voting instruction card for the Meeting.

This Proxy Statement contains information about the Meeting and was prepared by our management. We sent a Notice of Internet Availability of Proxy Materials (the “Notice”), and made these proxy materials and the Notice available online, on or about October 29, 2019 to stockholders of record entitled to receive notice of the Meeting. All stockholders may access the proxy materials online and download printable versions of the proxy materials or request a printed set of the proxy materials by following the instructions in the Notice. As a stockholder, you are invited to attend the Meeting and are requested to vote on the items of business described in this Proxy Statement.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with SEC rules, we may furnish proxy materials, including this Proxy Statement and our Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Accordingly, we are sending the Notice to our stockholders of record and beneficial owners as of the close of business on October 15, 2019 (the “Record Date”).

Who can vote at the Meeting?

Stockholders who owned shares of our Common Stock on the Record Date may attend and vote at the Meeting. There were 28,839,803 shares of Common Stock outstanding on the Record Date. All shares of Common Stock shall have one vote per share and vote together as a single class. Information about the stock ownership of our directors and executive officers is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page 15 of this Proxy Statement.

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What is the proxy card?

The proxy card enables you to appoint Xi Wen, our Chairman, Chief Executive Officer, President and Secretary, and Xiaoyuan Zhang, our Chief Financial Officer, and each of them, as your representative at the Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing him to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, we think that it is a good idea to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote on:

1.	The election of five directors to serve until the 2020 annual meeting of stockholders, or until their successors are elected and qualified or until their earlier deaths, resignations or removals; and

2.	The ratification of Friedman LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2020.

We will also transact any other business that properly comes before the Meeting.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” all proposals being put before our stockholders at the Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this Proxy Statement; however, you will not be able to vote in person at the Meeting.

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How do I vote?

(1) You may vote by mail. You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to the Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

•	as you instruct, and
•	according to the best judgment of the proxies if a proposal comes up for a vote at the Meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•	for the election of five directors of our Board;
•	for the ratification of the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2020; and
•	according to the best judgment of the proxies, if a proposal comes up for a vote at the Meeting that is not on the proxy card.

(2) You may vote in person at the Meeting. We will pass out written ballots to anyone who wants to vote at the Meeting. However, if you hold your shares in street name, you must bring to the Meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

(3) You may vote online. You may also have access to the materials for the Meeting by visiting the website http://www.proxyvote.com. You may also cast your vote by visiting www.proxyvote.com.

(4) You may vote by telephone. Call 1-800-690-6903 to vote by telephone until 11:59 p.m. Eastern Time on December 11, 2019. Have your proxy card in hand when you call and then follow the instructions.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

•	sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date;
•	signing another proxy card with a later date and returning it before the polls close at the Meeting; or
•	attending the Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

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What happens if I do not give specific voting instructions?

Stockholder of Record

If you are a registered stockholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or you sign, date and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their best judgment with respect to any other matters properly presented for a vote at the Meeting.

Beneficial Owners

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote at its discretion on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will inform the inspector of elections that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Meeting, assuming that a quorum is obtained.

Which proposals are considered “routine” or “non-routine”?

The ratification of the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2020 (Proposal 2) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal 2. The election of directors (Proposal 1) is considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and, therefore, there may be broker non-votes on Proposal 1.

How are votes counted?

You may vote “for,” “against,” or “abstain” on each of the proposals being placed before our stockholders. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

How many votes are required to elect the directors?

The affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Common Stock entitled to vote is required to elect each of five nominees as directors. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

How many votes are required to ratify the Company’s independent public accountant?

The affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Common Stock entitled to vote is required to ratify Friedman LLP as our independent registered public accounting firm for the year ending March 31, 2020. Brokers will have discretion to vote on this proposal but abstentions will have no direct effect on the outcome of this proposal.

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Is my vote kept confidential?

Yes. Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting and file a Current Report on Form 8-K announcing the voting results of the Meeting.

Who can help answer my questions?

You can contact our Chairman of the Board, Chief Executive Officer, President and Secretary, Mr. Xi Wen, at +86 28 61554399 or by sending a letter to him at offices of the Company at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000 with any questions about proposals described in this Proxy Statement or how to execute your vote.

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PROXY STATEMENT

INTRODUCTION

2019 Annual Meeting of Stockholders

This Proxy Statement is being furnished to the holders of our Common Stock in connection with the solicitation of proxies for use at the Meeting. The Meeting is to be held at 9 p.m., Eastern Time, on Thursday, December 12, 2019 at our offices located at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000 and at any adjournment or adjournments thereof. The Company is soliciting proxies for use at the Meeting, including any postponements or adjournments.

Record Date; Mailing Date

The Board has fixed the close of business on October 15, 2019 as the Record Date for the determination of stockholders entitled to notice of, and to vote and act at, the Meeting. Only stockholders of record at the close of business on that date are entitled to notice of, and to vote and act at, the Meeting. We will begin distributing a Notice, the Proxy Statement, our Annual Report and proxy card/voting instruction form, as applicable, to stockholders on or about October 29, 2019.

Proposals to be submitted at the Meeting

At the Meeting, stockholders will be acting upon the following proposals:

1.	To elect five directors to serve until the 2020 annual meeting of stockholders, or until their successors are elected and qualified or until their earlier deaths, resignations or removals;

2.	To ratify the appointment of Friedman LLP as the Company’s registered public accounting firm for the fiscal year ending March 31, 2020;

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Principal Offices

The principal executive offices of the Company are located at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, China 610000. The Company’s telephone number at such address is +86 28 61554399.

Information Concerning Solicitation and Voting

As of the Record Date, there were 28,839,803 outstanding shares of Common Stock, each share entitled to one vote on each matter to be voted on at the Meeting. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Meeting. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Meeting. If a quorum should not be present, the Meeting may be adjourned until a quorum is obtained. To be elected, the nominee named in Proposal 1 must receive a majority of the votes of the shares of Common Stock cast in person or represented by proxy at the Meeting. For the purposes of election of such director, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. “Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposal 2.

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Expenses

The expense of preparing, printing and mailing the Notice, Proxy Statement, our Annual Report, proxy card and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of Proxies

Proxies given by stockholders of record for use at the Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF EACH OF THE PROPOSALS TO BE SUBMITTED AT THE MEETING.

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PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for Director

Five directors are to be elected at the Meeting to serve until the 2020 annual meeting of stockholders, or until their successors are elected and qualified or until their earlier death, resignation or removal. The following table sets forth information concerning each nominee as of the date of the Record Date.

Name	Age	Position(s) Held	Director Since
Xi Wen	36	Chairman, Chief Executive Officer, President and Secretary	June 2017
Trent D. Davis	51	Director	March 2018
Xiaojuan Lin	54	Director	March 2018
Sichun Wang	31	Director	November 2018
Jie Gao	41	Director	November 2018

Xi Wen has been serving as President, Secretary and Director of the Company since June 2017, was appointed chairman of the board on July 20, 2017 and our Chief Executive Officer on August 1, 2018. Mr. Wen has over 10 years of experience in finance and investment management. He has been serving as Executive Director of ichuan Senmiao Ronglian Technology Co., Ltd., our variable interest entity (“Sichuan Senmiao”) since February 2017, in charge of all aspects of Senmiao's online lending platform operations. Immediately prior to joining Senmiao, Mr. Wen served as a director of Chenghexin, where he was responsible for overseeing the operations of the Aihongsen lending platform from May 2015 to February 2017. He also founded Chengdu Fubang Zhuoyue Investment Co. in September 2013 and served as General Manager until May 2015. From January 2009 to August 2013, Mr. Wen was the General Manager of Chengdu Haiyuan Trading Co., Ltd., in charge of the company’s daily operations. Mr. Wen holds a Bachelor’s degree in Business and Economics from Manchester Metropolitan University in Manchester, United Kingdom. Mr. Wen is qualified to serve on our board of directors due to his knowledge of our businesses and expertise in business management, finance and investment.

Trent D. Davis has been a director of the Company since March 21, 2018. Mr. Davis is currently the Chief Executive Officer of Paulson Investment Company, LLC, which is a boutique investment firm specializing in private equity offerings for small to mid-cap markets and Vice Chairman and Lead Director of Eastside Distilling Inc. (Nasdaq: EAST), a manufacturer of high-quality, master-crafted spirits. Formerly, from December 2014 to December 2018, Mr. Davis was President and Chief Operating Officer of Whitestone Investment Network, Inc., which specializes in providing executive advisory services to small entrepreneurial companies, as well as restructuring, recapitalizing, and making strategic investments in small to midsize companies. As the Lead Independent Director Dataram Corporation (Nasdaq: DRAM), which develops, manufactures, and markets memory products primarily used in enterprise servers and workstations worldwide, formally, from September 2016 to August 2019, Mr. Davis was the Vice Chairman and Lead Independent Director. From July 2015 to April 2017, Mr. Davis helped the company successfully complete the reverse merger with U.S. Gold Corp (Nasdaq: USAU), a gold exploration and development company. Previously, from December 2014 to July 2015, Mr. Davis was Chairman of the Board for Majesco Entertainment Company (Nasdaq: COOL), an innovative developer, marketer, publisher, and distributor of interactive entertainment for consumers around the world. From November 2013 until July 2014, Mr. Davis served as the President and Director of Paulson Capital Corp. (Nasdaq: PLCC) until he successfully completed the reverse merger of Paulson with VBI Vaccines (Nasdaq: VBIV). He went on to serve as a member of its Board of Directors and Audit Committee until May 2016. Mr. Davis was also the Chief Executive Officer of Paulson Investment Company, LLC, a subsidiary of Paulson Capital Corp, from July 2005 to October 2014, and is credited with overseeing the syndication of approximately $600 million for over 50 client companies in both public and private transactions. In 2003, Mr. Davis served as Chairman of the Board of the National Investment Banking Association. Mr. Davis holds a B.S. in Business and Economics from Linfield College and an M.B.A. from University of Portland. Mr. Davis is qualified to serve on our Board because of his deep knowledge of finance and public company issues, capital market, advisory and entrepreneurial experience, and extensive expertise in operational and executive management.

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Xiaojuan Lin has been a director of the Company since July 20, 2017. Since March 2011, Ms. Lin has been the legal representative and Executive General Manager of Hunan Dinchengtai Investment Co. Ltd. She previously served as Deputy General Manager and Finance Manager of Hunan Xinhongxin Group from April 2004 to February 2010 where she was in charge of the group's finance, tax and accounting matters. From August 2000 to March 2004, Ms. Lin served as Finance Manager for Northwest Region at Tianjin Jiashijian Commercial Group, where she managed the group's finance, tax and accounting matters. She also acted as Budgeting and Accounting Manager of Cygent Hotel from 1986 to 2000. Ms. Lin holds a Bachelor’s degree in Statistics from Hunan Finance University in Hunan, China. She is a Certified Public Accountant in China. Ms. Lin is qualified to serve on our board of directors due to her expertise in accounting and finance.

Sichun Wang has been a director of the Company since November 8, 2018. Ms. Wang has served as the senior investment manager and financial controller of SWHY SDH Equity Investment Management, an equity investment and management company, since October 2016, where she leads the financial department of the company and participated in several pre-initial-public offering, mergers and acquisitions and secondary offering projects. From February 2016 to April 2016, she served as the trust manager of JIC Trust Company Limited, a trust and financial company. Prior to that, Ms. Wang served as the assistant manager of KPMG Huazhen from September 2011 to January 2016, where she participated in audits of multiple companies and achieved Bravo Award for outstanding performance. Ms. Wang received her Bachelor of Arts degree in accounting with honors from Michigan State University in East Lansing, MI. She is a Certified Public Accountant in China. Ms. Wang is qualified to serve on our board of directors due to her expertise in accounting and auditing and her experience with capital market and corporate financing.

Jie Gao has served as a director of the Company since November 8, 2018. She has been the general manager of Hunan Ruixi Financial Leasing Co., Ltd., our majority owned subsidiary (“Hunan Ruixi”), since February 2018. She has also served as the executive director of Hunan Ruixi Automobile Leasing Co., Ltd., an automobile leasing company and a wholly owned subsidiary of Hunan Ruixi, since April 2018. Prior to that, she was the executive director of Guangdong Hu Mao Sheng Tang Fund Management Co., Ltd., a fund management company, from May 2017 to January 2018, where she was responsible for the establishment and management of the finance and investment department. She served as the project director of finance and investment department of Resgreen Biotechnology Group Co., Ltd., a biotechnology company, from October 2003 to March 2017. Before that, she also served in administrative positions in electronic technology companies in Changsha, Hunan, China. She received an associate’s degree in hotel secretary from Hunan University of Commerce in Changsha, Hunan, China. Ms. Gao is qualified to serve on our board of directors due to her experience in business management, investment and finance.

There are no arrangements between our directors and any other person pursuant to which our directors were nominated or elected for their positions. There are no family relationships between any of our directors or executive officers.

The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of the above nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.

We have been advised by each of the five nominees that they are willing to be named as nominees and each are willing to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

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Directors and Executive Officers

The table below sets forth the name, age and position of our directors, executive officers and key employees, their ages as of the Record Date.

Name	Age	Position
Xi Wen	36	Chief Executive Officer, Chairman of the Board, President and Secretary, Executive Director of Sichuan Senmiao
Xiaoyuan Zhang	31	Chief Financial Officer and Treasurer
Chunhai Li	34	Chief Technology Officer
Haitao Liu	47	Chief Executive Officer of Sichuan Senmiao
Xiaojuan Lin	54	Director
Trent D. Davis	51	Director
Sichun Wang	31	Director
Jie Gao	41	Director

Xiaoyuan Zhang has been serving as our Chief Financial Officer since September 17, 2018. She previously served as Senior Auditor and Assurance Manager of Ernst & Young Hua Ming LLP, Chengdu Branch, from October 2010 to September 2018 where she participated in audits of several public companies listed in China, Hong Kong and Singapore, as well as large state-owned and foreign investment enterprises. Ms. Zhang received her dual bachelor’s degrees in accounting and law from Southwestern University of Finance and Economics in Chengdu, China. Ms. Zhang is an intermediate accountant and a Certified Public Accountant of the Chinese Institute of Certified Public Accountants.

Chunhai Li has been serving as our Chief Technology Officer since July 20, 2017 and Chief Technology Officer of Sichuan Senmiao since September 2016. Before joining Sichuan Senmiao, he was the Director of Research and Development of Beijing Huashengtiancheng Technology Co., Ltd. from October 2014 to August 2016, where he was in charge of the development of bank data platform and team management. Prior to that, he was the Director of Research and Development at Zhongkesanyang (Beijing) Technology Co., Ltd. from February 2013 to September 2014, primarily responsible for the organization of the company and technology team as well as management of technology and operations. From October 2007 to February 2013, he was the project manager for online banking at Beijing Yuxinyicheng Technology Co., Ltd., where he participated in and managed the online banking projects for many banks. Mr. Li received his bachelor's degree in computer science from University of Electronic Science and Technology of China.

Haitao Liu has been serving as the Chief Executive Officer of Sichuan Senmiao since August 1, 2018. Mr. Liu previously served as Chief Executive Officer of Shenzhen Qianhai Tuteng Internet Financial Services Co., Ltd., a peer-to-peer online lending company specialized in auto loans, from May 2015 to April 2018. Prior to that, he served as the Deputy General Manager of Chengdu High-Tech Zone Xingrui Microfinance Co., Ltd., a company offering loans to small businesses and individuals, from May 2012 to April 2015, as the Chief Financial Officer of Sichuan Information Industry Co., Ltd., an information technology company, from July 2006 to May 2012, and as the Deputy General Manager of Sichuan Zhongxin Hengde CPA Co., Ltd. from June 2000 to July 2006. He also served as a civil servant in Chenghua District People’s Government of Chengdu from June 1993 to June 2000. Mr. Liu received a master’s degree in EMBA (Finance) from Southwestern University of Finance and Economics, a bachelor’s degree in Business Administration from Southwest Jiaotong University and an associate degree in Commercial Economy from Southwestern University of Finance and Economics in China.

Information regarding the principal occupations of Xi Wen, Trent Davis, Sichun Wang, Xiaojuan Lin and Jie Gao is set forth above under the heading “Nominees for Directors.”

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Certain Legal Proceedings

None of the Company’s directors, executive officers or key employees have been involved, in the past ten years and in a manner material to an evaluation of such person’s ability or integrity to serve in their respective position, in any of those “certain legal proceedings” more fully detailed in Item 401(f) of Regulation S-K, which include but are not limited to, bankruptcies, criminal convictions and an adjudication finding that an individual violated federal or state securities laws.

There are no material proceedings in which any of the Company’s directors, officers or affiliates, stockholders owning more than 5% of the Common Stock, or any associate of any such director, officer, affiliate, and stockholder of the Company, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Director Independence

Our Board is composed of a majority of independent directors as required by Nasdaq Listing Rules. Our Board has determined that Mr. Davis, Ms. Lin and Ms. Wang qualify as independent directors under Nasdaq Listing Rules.

Meetings of the Board, Committees and Stockholders

During the fiscal year ended March 31, 2019, our Board held three meetings, our Audit Committee held four meetings, our Compensation Committee held one meeting and our Nominating and Corporate Governance Committee didn't hold any meeting. These meetings include those that were held in person and by means of a telephone call but do not include actions taken by unanimous written consent.

Each member of the Board attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board held during the fiscal year 2019, and (ii) the total number of meetings held by each committee of the Board on which such member served during the fiscal year 2019.

It is our policy that all directors must attend all stockholder meetings, barring extenuating circumstances. We expect all of our directors to attend the Meeting. All directors attended the 2018 annual meeting of stockholders.

Board Committees

Our Board has established three standing committees — Audit, Compensation, and Nominating and Corporate Governance. Each committee operates under a written charter adopted by the Board, which is available at http://senmiaotechir.com/corporate/governance.

Audit Committee

Our Audit Committee consists of Ms. Lin, Mr. Davis and Ms. Wang, and is chaired by Ms. Wang. Each of our audit committee members satisfies the “independence” requirements of the Nasdaq listing rules of and meet the independence standards under Rule 10A-3 under the Exchange Act. We have determined that Ms. Lin qualifies as an “audit committee financial expert.” The Audit Committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company. The Audit Committee is responsible for, among other things:

●	selecting the independent registered public accounting firm and pre-screening all auditing and non-auditing services permitted to be performed by the independent registered public accounting firm;

●	reviewing with the independent registered public accounting firm any audit problems or difficulties and management's response;

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●	reviewing and approving all proposed related party transactions, as defined in Item 404 of Regulation S-K under the Securities Act;

●	discussing the annual audited financial statements with management and the independent registered public accounting firm;

●	reviewing the adequacy of our internal controls and any special audit steps adopted in light of material control deficiencies;

●	annually reviewing and reassessing the adequacy of our audit committee charter;

●	meeting separately and periodically with management and the independent registered public accounting firm; and

●	reporting to the board of directors.

Compensation Committee

Our Compensation Committee consists of Ms. Lin, Ms. Wang and Mr. Davis and is chaired by Ms. Lin. Each of the Compensation Committee members satisfies the “independence” requirements of the listing rules of Nasdaq. The Compensation Committee assists the board of directors in reviewing and approving the compensation structure, including all forms of compensation, relating to our directors and executive officers. Our executive officers may not be present at any committee meeting during which their compensation is deliberated upon. The Compensation Committee is responsible for, among other things:

●	reviewing the total compensation package for our executive officers and making recommendations to the board of directors with respect to it;

●	approving and overseeing the total compensation package for our executives other than the three most senior executives;

●	reviewing the compensation of our directors and making recommendations to the board of directors with respect to it; and

●	periodically reviewing and approving any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, and employee pension and welfare benefit plans.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Ms. Lin, Ms. Wang and Mr. Davis, and is chaired by Ms. Lin. Each member of our Nominating and Corporate Governance Committee satisfies the “independence” requirements of the Nasdaq listing rules. The Nominating and Corporate Governance Committee assists the board of directors in selecting individuals qualified to become our directors and in determining the composition of the board of directors and its committees. The Nominating and Corporate Governance Committee is responsible for, among other things:

●	recommending nominees to the board of directors for election or re-election to the board of directors, or for appointment to fill any vacancy on the board of directors;

●	reviewing annually with the board of directors the current composition of the board of directors with regards to characteristics such as independence, age, skills, experience and availability of service to us;

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●	selecting and recommending to the board of directors the names of directors to serve as members of the Audit Committee and the Compensation Committee, as well as of the nominating and corporate governance committee itself; and

●	monitoring compliance with our code of business conduct and ethics, including reviewing the adequacy and effectiveness of our procedures to ensure proper compliance.

Nomination Process

When seeking candidates for director, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent directors, management or stockholders. The committee will consider director candidates proposed by stockholders, provided that the stockholder recommendation complies with the Company’s By-law provisions requiring that stockholder submissions be submitted to the Company’s Secretary at its principal executive offices in a timely manner and include the information called for in the Company’s By-laws and the charter of the Nominating and Corporate Governance Committee concerning (a) the potential nominee and (b) the person proposing the nomination.

The Nominating and Corporate Governance Committee will apply the same standards in considering candidates submitted by stockholders as it uses for any other potential nominee. In addition, the Nominating and Corporate Governance Committee has authority under its charter to retain a search firm to assist the Company with identifying and evaluating Board candidates who have the backgrounds, skills and experience that the Committee has identified as desired in director candidates. During the fiscal year 2019, the Nominating and Corporate Governance Committee did not engage any third parties to assist in the identification of nominees. During the fiscal year 2019, we did not receive any director nominee suggestions from stockholders.

After conducting an initial evaluation of a potential candidate, the Nominating and Corporate Governance Committee will interview that candidate if it believes such candidate might be suitable to be a director. The candidate may also meet with other members of the Board. At the candidate’s request, they may also meet with management. If the Nominating and Corporate Governance Committee believes a candidate would be a valuable addition to the Board, it will recommend that candidate’s election to the full Board.

The Nominating and Corporate Governance Committee selects each nominee based on the nominee’s skills, achievements and experience. The Nominating and Corporate Governance Committee considers a variety of factors in selecting candidates. The minimum characteristics that the Committee believes must be met include: independence, wisdom, integrity, an understanding and general acceptance of the Company’s corporate philosophy, valid business or professional knowledge and experience, a proven record of accomplishment with excellent organizations, an inquiring mind, a willingness to speak one’s mind, an ability to challenge and stimulate management, and a willingness to commit time and energy.

In making its selection of candidates to recommend for election, the Nominating and Corporate Governance Committee will consider candidates from diverse professional, racial, cultural, ethnic and gender backgrounds that combine a broad spectrum of experience and expertise with a reputation for integrity.

Board Leadership Structure and Role in Risk Oversight

Xi Wen is our Chairman and Chief Executive Officer. We have three independent directors but do not have a lead independent director. Our Board has three standing committees, each of which is comprised solely of independent directors with a committee chair. The Board believes that the Company’s Chief Executive Officer is best situated to serve as the Chairman of the Board because he is the director most familiar with our business and industry and the director most capable of identifying strategic priorities and executing our business strategy. In addition, having a single leader eliminates the potential for confusion and provides clear leadership for the Company. We believe that this leadership structure has served the Company well.

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Our Board has overall responsibility for risk oversight. Our Board administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular,

●	The Audit Committee oversees the Company’s risk policies and processes relating to the financial statements and financial reporting processes, as well as key credit risks, liquidity risks, market risks and compliance, and the guidelines, policies and processes for monitoring and mitigating those risks.

●	The Nominating and Corporate Governance Committee oversees risks related to the Company’s governance structure and processes.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended March 31, 2019 there were no delinquent filers.

Code of Ethics

We have adopted a written code of ethics that applies to all of our directors, officers and employees in accordance with the rules of the Nasdaq Stock Market and the SEC. The code is available at http://senmiaotechir.com/corporate/governance. We plan to disclose any changes in this code or waivers from this code that apply to our executive officers by posting such information to our website or by filing with the SEC a Current Report on Form 8-K, in each case if such disclosure is required by SEC or Nasdaq rules.

Audit Committee Report *

The Audit Committee during the fiscal year ended March 31, 2019 was composed of the following three directors: Sichun Wang, Xiaojuan Lin and Trent Davis, each of whom is independent as defined by the rules of the Nasdaq Stock Market. Ms. Wang served as chairperson of the Audit Committee.

Management is responsible for the Company’s financial statements, financial reporting process and systems of internal accounting and financial reporting control. The Audit Committee’s responsibility is to oversee all aspects of the financial reporting process on behalf of the Board. The responsibilities of the Audit Committee also include engaging and evaluating the performance of Friedman LLP (“Friedman”) that serves as the Company’s independent auditor.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended March 31, 2019 with the Company’s management and Friedman. The Audit Committee has also discussed with Friedman the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee also has received and reviewed the written disclosures and the letter from Friedman required by applicable requirements of the PCAOB regarding Friedman’s communications with the Audit Committee concerning independence, and has discussed with Friedman its independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended (and the Board approved) that the Company’s audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2019 for filing with the SEC.

Audit Committee of the Board

Sichun Wang, Chairperson

Xiaojuan Lin

Trent Davis

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*       The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

Beneficial Ownership of Principal Stockholders, Officers and Directors

As of the Record Date, there were 28,839,803 shares of Common Stock outstanding. The following table sets forth certain information known to us with respect to the beneficial ownership of Common Stock as of that date by (i) each of our directors and executive officers, (ii) all of our directors and executive officers as a group, and (iv) each person, or group of affiliated persons, whom we know to beneficially own more than 5% of our Common Stock.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

	Amount and
	Nature of	Percentage of
	Beneficial	Outstanding
Name and Address of Beneficial Owner (1)	Ownership	Shares
5% Stockholders
Senmiao International Investment Group Limited (2)	10,575,000	36.7%
THS Investment Group Limited (3)	1,687,500	5.9%
HSM Investment Group Limited (4)	1,912,500	6.6%
HSA Investment Group Limited (5)	2,475,000	8.6%
Officers and Directors
Xiaoyuan Zhang	—	—
Haitao Liu	—	—
Chunhai Li	—	—
Xi Wen (6)(7)	1,122,750	3.9%
Xiaojuan Lin (7)	—	—
Trent D. Davis (7)	—	—
Xiaoyuan Zhang	—	—
Jie Gao	—	—
Sichun Wang	—	—
All directors and executive officers as a group (seven individuals)	1,122,750	3.9%

(1)	Unless otherwise indicated, the business address of each of the individuals is 16F, Building A, Shihao Square, Middle Jiannan Avenue, High-Tech Zone, Chengdu, Sichuan, China.
(2)	Xiang Hu, through Senmiao International Investment Group Limited, a British Virgin Islands company wholly owned by him, owns 10,575,000 shares of Common Stock.
(3)	The natural person who exercises voting and dispositive power over the shares of Common Stock held by THS Investment Group Limited is Aiming Hu, who is the parent of Xiang Hu.
(4)	The natural person who exercises voting and dispositive power over the shares of Common Stock held by HSM Investment Group Limited is Chan Wang.
(5)	The natural person who exercises voting and dispositive power over the shares of Common Stock held by HSA Investment Group Limited is Wuyong Luo.
(6)	Includes 1,122,750 shares of Common Stock held in the name of Mr. Wen’s spouse.
(7)	The person has been granted 5,000 restricted stock units, which shall be settled by the Company’s issuance of 5,000 shares of Common Stock upon the earlier of (i) a change in control and (ii) such person’s cessation as a director.

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Executive Compensation

Summary Compensation Table

The following table sets forth the cash and non-cash compensation awarded to or earned by: (i) each individual who served as the principal executive officer and principal financial officer of our company during the years ended March 31, 2019 and 2018. For purposes of this document, these individuals are collectively referred to as the “named executive officers” of the Company.

Name and principal position	Year	Salary (11) ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Xin Chen, Former Chief	2018	64,589	—	—	—	—	—	—	64,589
Executive Officer (1)	2019	37,372	—	—	—	—	—	—	37,372	(2)

Xi Wen	2018	15,014	—	—	—	—	—	—	15,014	(3)
Chief Executive Officer, Chairman, President and Secretary	2019	20,000	—	5,525	—	—	—	—	25,525	(4)

Rong Zhu, Former Chief Financial	2018	18,454	—	—	—	—	—	—	18,454
Officer and Treasurer (5)	2019	19,375	—	—	—	—	—	—	19,375	(6)

Xiaoyuan Zhang, Chief Financial	2018	—	—	—	—	—	—	—	—
Officer and Treasurer (7)	2019	44,027	—	—	—	—	—	—	44,027	(8)

Chunhai Li, Chief Technology	2018	18,762	—	—	—	—	—	—	18,762
Officer	2019	19,673	—	—	—	—	—	—	19,673

Haitao Liu	2018	—	—	—	—	—	—	—	—
Chief Executive Officer, Sichuan Senmiao (9)	2019	52,074	—	—	—	—	—	—	52,074	(10)

(1)	Ms. Chen resigned as Chief Executive Officer of the Company on July 31, 2018.
(2)	The amount represents the total compensation Ms. Chen received as Chief Executive Officer of the Company from April 1, 2018 through her resignation on July 31, 2018.
(3)	The amount represents the total compensation Mr. Wen received as the Company’s Chairman. Mr. Wen did not receive any compensation for his services as President and Secretary until June 20, 2019.
(4)	The amount represents the total compensation Mr. Wen received as the Company’s Chairman.

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(5)	Ms. Zhu resigned as the Chief Financial Officer and Treasurer effective September 17, 2018.
(6)	The amount represents the total compensation Ms. Zhu received as the Company’s Chief Financial Officer and Treasurer through September 17, 2018, the effective date of her resignation.
(7)	Ms. Xiaoyuan Zhang was appointed by the Board to serve as the Chief Financial Officer and Treasurer of the Company upon the resignation of Ms. Rong Zhu.
(8)	The amount represents the total compensation Ms. Zhang received as the Company’s Chief Financial officer and Treasurer from September 17, 2018 through March 31, 2019.
(9)	Mr. Liu was appointed by the Board to serve as the Chief Executive Officer of Sichuan Senmiao upon the resignation of Ms. Xin Chen, effective August 1, 2018.
(10)	The amount represents the total compensation Mr. Liu received as the Chief Executive Officer of Sichuan Senmiao from August 1, 2018 through March 31, 2019.
(11)	Except Mr. Wen, other executive officers received their salaries in Renminbi which were translated into U.S. dollars at the average exchange rate used to translate statement of operations items, which was RMB6.7126 to US$1.00 for the year ended March 31, 2019 and RMB6.6269 to US$1.00 for the year ended March 31, 2018.

Employment Agreements

Xi Wen, Chief Executive Officer, Chairman of the Board, President and Secretary

On May 27, 2019, the Company and Mr. Wen entered into an employment agreement (the “Wen Agreement”) to memorialize the compensation arrangement and the other terms of Mr. Wen’s continuing employment with the Company and Sichuan Senmiao. Under the Wen Agreement, Mr. Wen is entitled to the following compensation: (i) an annual salary of US$100,000 for his service as Chief Executive Officer of the Company, payable quarterly in arrears, starting upon the Company’s receipt of proceeds from a financing of at least $1,000,000; (ii) an annual salary of RMB 600,000 (approximately US$87,354) for his service as the Executive Director for Sichuan Senmiao, payable monthly in arrears starting upon the Company’s receipt of proceeds from a financing of at least $1 million; and (iii) a cash bonus of up to US$50,000 for his services as Chief Executive Officer of the Company for the fiscal year ending March 31, 2020 upon satisfaction of the performance targets as reviewed by the Compensation Committee.

Mr. Wen is also entitled to participate in the Company’s equity incentive plans and other Company benefits (including health insurance, vacation and expense reimbursement), each in accordance with the Company’s policies as determined by the Board from time to time. The Wen Agreement has an initial term of three years and is subject to successive, automatic one-year extensions unless either party gives notice of non-extension to the other party at least 30 days prior to the end of the applicable term.

Pursuant to the Wen Agreement, the Company may terminate Mr. Wen’s employment for cause (as defined in the Wen Agreement), at any time, without notice. Upon a termination for cause, Mr. Wen will not be entitled to receive payment of any severance benefits or other amounts by reason of the termination, and his right to all other benefits will terminate, except as required by any applicable law.

The Company may also terminate Mr. Wen’s employment without cause upon 30 days’ advance written notice. In the case of such a termination by the Company, the Company is required to provide the following severance payments and benefits to Mr. Wen: (1) a lump sum cash payment equal to three (3) months of the base salary as of the date of such termination; (2) a lump sum cash payment equal to a pro-rated amount of his target annual bonus for the year immediately preceding the termination, if any; (3) payment of premiums for continued health benefits under the Company’s health plans for three (3) months following the termination, if any; and (4) immediate vesting of 100% of the then-unvested portion of any outstanding equity awards held by Mr. Wen.

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In addition, if the Company or its successor terminates the Wen Agreement upon a merger, consolidation, or transfer or sale of all or substantially all of the assets of the Company with or to any other individual(s) or entity, Mr. Wen shall be entitled to the following severance payments and benefits upon such termination: (1) a lump sum cash payment equal to three months of the base salary at a rate equal to the greater of his annual salary in effect immediately prior to the termination, or his then current annual salary as of the date of such termination; (2) a lump sum cash payment equal to a pro-rated amount of his target annual bonus for the year immediately preceding the termination; (3) payment of premiums for continued health benefits under the Company’s health plans for three months following the termination; and (4) immediate vesting of 100% of the then-unvested portion of any outstanding equity awards held by Mr. Wen.

Pursuant to the Wen Agreement, Mr. Wen may terminate his employment at any time with 30 days’ advance written notice without cause or if there is any significant change in his authority, duties and responsibilities or a material reduction in his annual salary. In such case, Mr. Wen will be entitled to receive compensation equivalent to three months of his base salary.

In order to receive any severance benefits under the Wen Agreement, Mr. Wen will be required to execute and deliver to the Company a general release of claims in a form reasonably satisfactory to the Board.

The Wen Agreement also contains customary restrictive covenants relating to confidentiality, non-competition and non-solicitation.

Xiaoyuan Zhang, Chief Financial Officer and Treasurer

On September 17, 2018, the Company and Ms. Zhang entered into an employment agreement (the “Zhang Agreement”). Under the Zhang Agreement, Ms. Zhang is entitled to an annual salary of RMB 540,000 (approximately $78,620) for her services as Chief Financial Officer and Treasurer of the Company. She is also entitled to participate in the Company’s equity incentive plans and other Company benefits, each as determined by the Board from time to time. Her employment has an initial term of one year and is subject to successive, automatic one-year extensions unless either party gives notice of non-extension to the other party at least 30 days prior to the end of the applicable term.

Pursuant to the Zhang Agreement, the Company may terminate Ms. Zhang’s employment for cause, at any time, without notice or remuneration, for certain acts, such as conviction or plea of guilty to a felony or grossly negligent or dishonest acts to the detriment of the Company, or misconduct or a failure to perform agreed duties. In such case, Ms. Zhang will not be entitled to receive payment of any severance benefits or other amounts by reason of the termination, and her right to all other benefits will terminate, except as required by any applicable law. The Company may also terminate Ms. Zhang’s employment without cause upon 30 days’ advance written notice. In such case of termination by the Company, the Company is required to provide the following severance payments and benefits to Ms. Zhang: a cash payment of one month of base salary as of the date of such termination for each year (which is any period longer than six months but no more than one year) and a cash payment of half month of base salary as of the date of such termination for any period of employment no more than six months, provided that the total severance payments shall not exceed twelve months of base salary.

Pursuant to the Zhang Agreement, Ms. Zhang may terminate her employment at any time with 30 days’ advance written notice if there is any significant change in her duties and responsibilities or a material reduction in her annual salary. In such case, Ms. Zhang will be entitled to receive compensation equivalent to 3 months of her base salary. In addition, if the Company or its successor terminates the Zhang Agreement upon a merger, consolidation, or transfer or sale of all or substantially all of the assets of the Company with or to any other individual(s) or entity, Ms. Zhang shall be entitled to the following severance payments and benefits upon such termination: (1) a lump sum cash payment equal to 3 months of base salary at a rate equal to the greater of her annual salary in effect immediate1y prior to the termination, or her then current annua1 salary as of the date of such termination; (2) a lump sum cash payment equal to a pro-rated amount of target annual bonus for the year immediately preceding the termination; (3) payment of premiums for continued health benefits under the Company’s health plans for 3 months fo1lowing the termination; and (4) immediate vesting of 100% of the then-unvested portion of any outstanding equity awards held by Ms. Zhang.

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The Zhang Agreement also contains customary restrictive covenants relating to confidentiality, non-competition and non-solicitation.

Chunhai Li, Chief Technology Officer

Mr. Li serves as Chief Technology Officer of the Company pursuant to an employment agreement dated July 20, 2017. Under his employment agreement, Mr. Li is entitled to an annual salary of $1.00 for his services Chief Technology Officer of the Company. His employment has an initial term of one year and is subject to successive, automatic one-year extensions unless either party gives notice of non-extension to the other party at least 30 days prior to the end of the applicable term.

We may terminate Mr. Li's employment for cause, at any time, without notice or remuneration, for certain acts of the executive officer, such as conviction or plea of guilty to a felony or grossly negligent or dishonest acts to our detriment, or misconduct or a failure to perform agreed duties. In such case, Mr. Li will not be entitled to receive payment of any severance benefits or other amounts by reason of the termination, and his right to all other benefits will terminate, except as required by any applicable law. We may also terminate Mr. Li's employment without cause upon 30 days' advance written notice. In such case of termination by us, we are required to provide the following severance payments and benefits to him: (1) a lump sum cash payment equal to 3 months of his base salary as of the date of such termination; (2) a lump sum cash payment equal to a pro-rated amount of his target annual bonus for the year immediately preceding the termination, if any; (3) payment of premiums for continued health benefits under the Company's health plans for 3 months following the termination, if any; and (4) immediate vesting of 100% of the then-unvested portion of any outstanding equity awards held by him.

Mr. Li may terminate his employment at any time with 30 days' advance written notice if there is any significant change in his duties and responsibilities or a material reduction in his annual salary. In such case, Mr. Li will be entitled to receive compensation equivalent to three months of his base salary.

Mr. Li has agreed to hold, both during and after the termination of his employment agreement, in strict confidence and not to use, except as required in the performance of his duties in connection with the employment, any of our confidential information or proprietary information of any third party received by us and for which we have confidential obligations. In addition, he has agreed to be bound by non-competition and non-solicitation restrictions during the term of his employment and for one year following termination of his employment.

Mr. Li also serves as Chief Technology Officer of Sichuan Senmiao pursuant to an employment agreement with Sichuan Senmiao for a term of three years ending September 12, 2019. Mr. Li receives an annual salary of RMB 122,004 (approximately US$17,763) for his services and is entitled to benefits under PRC government statutory employee benefit plans.

Haitao Liu, Chief Executive Officer of Sichuan Senmiao

Mr. Liu serves as the Chief Executive Officer of Sichuan Senmiao pursuant to his employment agreement with Sichuan Senmiao, dated August 1, 2018. The term of his employment is for one year, subject to a one-month probation period. He is entitled to a monthly salary of RMB 45,000 (approximately US$6,551) except that he will receive RMB 36,000 (approximately US$5,241) for his probation period. The employment may be terminated (i) by mutual consent, (ii) immediately for cause by Sichuan Senmiao, (iii) for incapacity after non-work related illness or injury by Sichuan Senmiao with a 30-day prior written notice or a one-month salary as severance payment, (iii) by a 30-day prior written notice from Mr. Liu and a three day prior notice during the probation period, or (iv) immediately for cause by Mr. Liu. In connection with the employment agreement, Mr. Liu and Sichuan Senmiao entered into a confidentiality agreement, pursuant to which Mr. Liu agreed not to release or disclose Sichuan Senmiao's confidential information.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the outstanding equity awards of each of the named executive officers as of March 31, 2019:

	Stock Awards
Name	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Xi Wen	3,750	$16,500	-	-

Director Compensation

The following table sets forth certain information concerning the compensation of our then serving non-executive directors for the fiscal year ended March 31, 2019:

	Fees earned or paid in cash $	Stock awards $	Option awards $	Non-equity incentive plan compensation $	Nonqualified deferred compensation earnings $	All other compensation $	Total $
Xiaojuan Lin(3)	21,128	5,525	-	-	-	-	26,653
Trent Davis	41,808	5,525	-	-	-	-	47,333
Sichun Wang(1)	7,890	-	-	-	-	-	7,890
Jie Gao(1)	7,890	-	-	-	-	-	7,890
Yulei Rao(2)	11,224	5,525	-	-	-	-	16,749
Xiang Hu(2)	23,670	5,525	-	-	-	-	29,195

(1)	Director since November 8, 2018.

(2)	Director from July 20, 2017 to November 7, 2018.

(3)	Ms. Lin received her director compensation for the first half of the fiscal year in Renminbi amounting to RMB68,632 and $10,904 for the second half of the fiscal year. The Renminbi amount was translated into U.S. dollars at the exchange rate RMB6.7126 to US$1.00, the average rate used to translate statement of operations items for the year ended March 31, 2019.

(4)	Mr. Hu received his director compensation in Renminbi amount to RMB88,353. Mr. Hu also received RMB70,536 for his services as legal representative of Sichuan Senmiao. The Renminbi amounts were translated into U.S. dollars at the exchange rate RMB6.7126 to US$1.00, the average rate used to translate statement of operations items for the year ended March 31, 2019.

Each of our directors receives an annual retainer of $20,000 except that Mr. Trent receives an annual retainer of $40,000. They will also be reimbursed for reasonable, pre-approved expenses in connection with the performance of their services.

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On August 3, 2018, our board of directors approved the grant of 5,000 restricted stock units (the “RSUs”) to each of its directors then in office as part of their compensation for the fiscal year ended March 31, 2019. The RSUs vest in four equal quarterly installments on August 3, 2018, April 1, 2019, July 1, 2019 and October 1, 2019 or in full upon the occurrence of a change in control of the Company, subject to the terms and conditions set forth in the RSU agreement, provided that the director remains in service as a director through the applicable vesting date. RSUs will be settled by the Company's issuance of a share of common stock in certificated or uncertificated form upon the earlier of a (i) change in control and (ii) the director’s cessation as a director of the Company due to a "separation of service" within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, or the director’s death or disability.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is or has been an officer or employee of our Company. None of our officers and directors currently serves, or in the past year has served, as a member of the compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving on our board of directors or Compensation Committee.

Certain Relationships and Related Transactions

Management and pre-IPO stockholders of the Company have invested in loans through our online lending platform using their personal funds. We received service fees from these parties in the amount of $530 and $1,363, respectively, for the years ended March 31, 2019 and 2018.

In December 2017, the Company entered into loan agreements with Xiang Hu and Jun Wang, beneficial owners of its common stock, who granted to the Company a line of credit of approximating $955,000 and $159,000, respectively, for five years. The lines of credit were non-interest bearing, effective from January 2017. The largest aggregate loan amount outstanding during the year ended March 31, 2019 was $955,000 and $159,000, respectively. During the year ended March 31, 2019, the Company repaid $500,000 to Xiang Hu.

During the year ended March 31, 2019, we paid listing expenses and stamp taxes on behalf of Xiang Hu and June Wang who agreed to pay part of our IPO expenses, in the amount of $62,806 and $7,881, respectively. We accounted for those expenses as a deduction against the amount due to the stockholders. As of March 31, 2019, the outstanding balance due to Xiang Hu and Jun Wang was $972,814 and $107,233, respectively.

During the year end March 31, 2017, we entered into two office lease agreements with Hong Li, a shareholder of Sichuan Senmiao. For the year ended March 31, 2019 and 2018, we paid an aggregate of $200,147 in rent to the shareholder.

In November 2018, Hunan Ruixi entered into an office lease agreement with Hunna Dingchentai Investment Co., Ltd. (“Dingchengtai”), a company where Ms. Xiaojuan Lin, our independent director, serves as legal representative and general manager. The term of the lease agreement is from November 1, 2018 to October 31, 2023 and the rent is approximately $44,250 per year, payable on a quarterly basis. For the year ended March 31, 2019, Hunan Ruixi paid $13,597 in rent to Dingchentai. This lease agreement was terminated on July 1, 2019.

Before the acquisition of Hunan Ruixi, five related parties of Sichuan Jinkailong Automobile Leasing Co., Ltd., our variable interest entity (“Jinkailong”) have borrowed funds through the Company’s online P2P lending platform and then loaned the money to Jinkailong. The table below sets forth the detailed information on the transactions and related parties.

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Name of Related Parties	Relationship with the Company	Loan Amount	Outstanding Balance as of March 31, 2019
Chengdu Mashangchuxing Automobile Leasing Co., Ltd.	An entity controlled by Ms. Xi Yang and Mr. Yiqiang He (1)	$149,529	$148,989
Sichuan Yudinxin Huanya Technology Co., Ltd.	An entity over which Ms. Xi Yang owns 45% shareholding and exercises significant influence	$149,529	$148,989
Chengdu Laobingchuxing Automobile Leasing Co., Ltd.	An entity controlled by Ms. Xi Yang	$149,529	-
Sichuan Dinhengxin Automobile Services Co., Ltd.	Ms. Xi Yang	$149,529	-
Chengdu Jinkailong Automobile Sales Co., Ltd.	An entity controlled by Mr. Xiaoliang Chen (2)	$149,529	-

(1) Mr. Yiqiang He is a principal shareholder of Jinkailong. Ms. Xi Yang is his spouse.

(2) Mr. Xiaoliang Chen is a principal shareholder of Jinkailong.

The largest aggregate loan amount of principal outstanding during the year ended March 31, 2019 was $747,647. During the year ended March 31, 2019, the Company repaid an aggregate of $442,132 to three of them. These loans bore interest rates ranging from 7.68% to 8.22% per annum and the aggregate interest expense for these loans during the year ended March 31, 2019 was $7,047.

Before the acquisition of Hunan Ruixi, Jinkailong borrowed an aggregate of $88,961 from the online P2P lending platform of Sichuan Senmiao which was paid in full in February 2019. The loan had interest rate of 8.22% per annum and the interest expense for the year ended March 31, 2019 was $3,863.

Our audit committee must review and approve any related person transaction we propose to enter into which would need to be disclosed under Item 404(a) of Regulation S-K. Our audit committee charter details the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of our company and our stockholders.

Vote Required for Approval

Each director nominee receiving a majority of the votes cast at the Meeting, in person or by proxy, and entitled to vote in the election of directors, will be elected.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF FIVE DIRECTORS.

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE

COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM

Overview

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent registered public accountants. The Audit Committee appointed the firm of Friedman to serve as our registered public accounting firm for our fiscal year ending March 31, 2020. The report of Friedman on our consolidated financial statements for the fiscal year ended March 31, 2019 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. We do not expect any representative of Friedman to attend the Meeting.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

On August 26, 2017, we dismissed Anton & Chia, LLP (“A&C”) as our independent registered public accounting firm. The reports of A&C, on our financial statements for each of the fiscal years ended March 31, 2017 and 2016 contained no adverse opinion or a disclaimer of opinion and were not modified. The decision to change independent accountants was approved by our Board on September 27, 2017.

During the fiscal years ended March 31, 2017 and 2016 and through the date of the dismissal of A&C, we had no disagreements with A&C, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of A&C, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During the fiscal years ended March 31, 2017 and 2016 and through the date of the dismissal of A&C, there had been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

We provided A&C, with a copy of this disclosure before the filing was made with the SEC. We requested that A&C provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from A&C, stating that it agrees with the above statements.

We then engaged ZH CPA LLP (“ZH CPA”) on August 26, 2017 and the auditors’ actual work started right thereafter. Our Board approved and ratified the appointment of ZH CPA as our new independent registered public accounting firm, effective September 27, 2017. During the fiscal years ended March 31, 2017 and 2016 and through the date of the engagement of ZH CPA, we did not consult with ZH CPA regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). In approving the selection of ZH CPA as our new independent registered public accounting firm, the Board considered all relevant factors.

On April 4, 2018, ZH CPA resigned as our independent registered public accounting firm.

The reports of ZH CPA on the Company’s financial statements for the fiscal years ended March 31, 2017 and 2016 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended March 31, 2017 and 2016 and through April 4, 2018, there were (i) no disagreements between the Company and ZH CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of ZH CPA, would have caused ZH CPA to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

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We provided ZH CPA with a copy of the disclosure above and requested that ZH furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not ZH agrees with the above disclosure. We received a letter from ZH CPA stating that it agrees with the above statements.

On April 4, 2018, our Audit Committee appointed Friedman as our new independent registered public accounting firm.

Except as disclosed herein, during the fiscal years ended March 31, 2017 and 2016 and in the subsequent interim period through April 4, 2018, the Company had not consulted with Friedman regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Friedman concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The following table shows the fees that we paid or accrued for the audit and other services provided by our independent registered public accounting firms for the fiscal years ended March 31, 2019 and 2018.

Fee Category	Fiscal Year Ended March 31, 2019	Fiscal Year Ended March 31, 2018
Audit Fees (1)	$212,664	$115,000
Audit-Related Fees(2)	$35,178	$-
Tax Fees(3)	$-	$-
All Other Fees(4)	$-	$-

(1)	This category consists of fees for professional services rendered by our principal independent registered public accountants for the audit of our annual financial statements, review of financial statements included in our quarterly reports and services that are normally provided by the independent registered public accounting firms in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	This category consists of fees for assurance and related services by our independent registered public accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultations concerning financial accounting and reporting standards.

(3)	This category consists of fees for professional services rendered by our independent registered public accountant for tax compliance, tax advice, and tax planning.

(4)	This category consists of fees for services provided by our independent registered public accountants other than the services described above.

Policy on Pre-Approval of Audit Services

Our Audit Committee pre-approves all services, including both audit and non-audit services, provided by our independent registered public accounting firm. During our fiscal year ended March 31, 2019, all the services provided by our auditor have been approved by our Audit Committee.

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Vote Required for Approval

The affirmative vote of a majority of the votes cast by the holders of Common Stock of the Company present in person or represented by proxy at the Meeting and entitled to vote thereon is required to approve this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF FRIEDMAN AS THE COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2020.

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OTHER INFORMATION

Other Business

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Deadline for Submission of Stockholder Proposals

Stockholder proposals may be included in our proxy statement for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2020 annual meeting of stockholders, we must receive the proposal at our principal executive offices, addressed to the Corporate Secretary, no later than July 1, 2020.

A stockholder nomination of one or more director candidates for election to the Board to be included in our proxy statement for an annual meeting (a “proxy access nomination”) may be included in such proxy statement and properly brought before the 2020 annual meeting of stockholders as long as we receive information and notice of the proxy access nomination in compliance with the requirements set forth in Section 2.6 of our Bylaws, addressed to the Corporate Secretary at our principal executive offices no earlier than July 1, 2020, nor later than July 31, 2020.

In addition, a stockholder proposal that is not intended for inclusion in our proxy statement under Rule 14a-8 or a stockholder nomination of a director candidate that is not a proxy access nomination may be brought before our 2020 annual meeting of stockholders so long as we receive information and notice of the proposal in compliance with the requirements set forth in our Bylaws by September 14, 2020.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Chief Executive Officer. Our Chief Executive Officer will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a single copy of the Notice, Proxy Statement, Annual Report or proxy card, as applicable, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, please notify your bank or broker, and direct your written request to Chief Executive Officer of the Company, at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000, Telephone: +86 28 61554399. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their bank or broker.

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Annual Report

Accompanying this Proxy Statement is a copy of our Annual Report on Form 10-K for the year ended March 31, 2019. The Annual Report contains audited financial statements covering our fiscal year ended March 31, 2019. Copies of our Annual Report, as filed with the SEC, are available free of charge on our website at http://www.senmiaotech.com or you can request a copy free of charge by calling +86 28 61554399 or sending an email to ihs@ihongsen.com. Please include your contact information with the request.

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VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Standard Time on December 11, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. SENMIAO TECHNOLOGY LIMITED 16TH FL. SHIHAO SQ. MIDDLE JIANNAN BLVD. HIGH-TECH ZONE,CHENGDU SICHUAN 610000 CHINA VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Standard Time on December 11, 2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the AllAll The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of five directors, each to hold office until the 2020 Annual Meeting of Stockholders or until their successors are elected and qualified; Nominees 01) Xi Wen 02) Trent Davis 03) Xiaojuan Lin 04) Sichun Wang 05) Jie Gao The Board of Directors recommends you vote FOR the following proposals: 2. To ratify the appointment of Friedman LLP as the Company's registered public accounting firm for the fiscal year ending March 31, 2020; and 3. To transact any other business which may properly come before the meeting or any adjournment thereof. For 0 0 Against 0 0 Abstain 0 0 Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000430789_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com PROXY Senmiao Technology Limited 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone Chengdu, Sichuan, People’s Republic of China 610000 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Properly executed proxies received by the day before the meeting date will be voted as marked and, if not marked, will be voted FOR the election of the nominees listed, FOR proposal 2, and as determined by the appointed attorney and proxy with respect to other matters that may properly come before the meeting. THE UNDERSIGNED HEREBY APPOINTS XI WEN AND XIAOYUAN ZHANG, AND EACH OF THEM, AS ATTORNEY AND PROXY OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF SENMIAO TECHNOLOGY LIMITED HELD OF RECORD BY THE UNDERSIGNED ON OCTOBER 15, 2019, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, DECEMBER 12, 2019 AT 9:00 P.M. EASTERN STANDARD TIME, OR ANY ADJOURNMENT THEREOF. Please date, sign and mail the proxy promptly in the self-addressed return envelope which requires no postage if mailed in the United States. Alternatively, you may vote by phone or the internet, as described in the instructions on the reverse side. Continued and to be signed on reverse side 0000430789_2 R1.0.1.18